                                                                    EXHIBIT 99.1

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-C

                                  TERM SHEET

                              Subject to Revision




The Issuing Trust

AmeriCredit Automobile Receivables Trust 2000-C is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp., or AFS Funding, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.

Servicer and Originator

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.

The Insurer

Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A., or Bank One, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

 . July 26, 2000. This is the date we used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

 . August 17, 2000. The issuing trust will receive amounts collected on the auto loans after this date.

Closing Date

 .  On or about August 23, 2000.

Description of the Securities

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "Class A-1 Notes,-" the "Class A-2 Notes,-" the "Class A-3 Notes-" -and the "Class A-4 Notes.-"

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

                                               Final
         Initial Note                        Scheduled
           Principal                        Distribution
Class       Balance       Interest Rate         Date
-----    -------------    -------------    --------------
A-1      $170,000,000      _________%       Sept. 7, 2001
A-2      $370,000,000      _________%       Jan. 12, 2004
A-3      $262,000,000      _________%       Feb. 12, 2005
A-4      $298,000,000      LIBOR+__%        July 12, 2007

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

 . August 21, 2000 for the period from the day of the closing to the first distribution date; and

 . thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, societe anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

AmeriCredit may elect to retain the Class
A-1 Notes either directly or through an affiliate.

Distribution Dates

 .  When AmeriCredit is the servicer:

   The distribution date will be the 5th day of each month, subject to the business day rule set forth below, commencing on October 5, 2000.

 .  If AmeriCredit is not the servicer:
   The distribution date will become the twelfth day of each month.

 .  Insured distributions:

   Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month. Financial Security will also make payment of any unpaid interest and principal due on the Class A-1 Notes on September 7, 2001, their final scheduled distribution date.

 .  Business day rule:

   If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

 .  Record dates:

   The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes and the Class A-4 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2 Notes and the Class A-3 Notes will be calculated on a "30/360" basis.

Principal

 . Principal of the notes will be payable on each distribution date in an amount equal to

    (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus

    (2) the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes and other expenses, which will be used to pay principal on the notes on that distribution date, but only as necessary to build or maintain an amount of over-collateralization required by Financial Security.

  In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

 . The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

   -  first, the Class A-1 Notes will be paid off;

   - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

   - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

   - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

The Trust Assets

The issuing trust's assets will principally include:

 . a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

 .  collections on the auto loans received after August 17, 2000;

 . an assignment of the security interests in the vehicles securing the auto loan pool; and

 .  the pre-funding account.

The Auto Loan Pool

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of July 26, 2000. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is August 17, 2000, will vary somewhat from the statistical distribution of those characteristics as of July 26, 2000, although that variance will not be material.

 .  As of July 26, 2000 the auto loans in the pool have:

   -  an aggregate principal balance of $574,622,016.90;

   -  a weighted average annual percentage rate of approximately 19.33%;

   -  a weighted average original maturity of approximately 61 months;

   -  a weighted average remaining maturity of approximately 60 months; and

   - an individual remaining term of not more than 72 months and not less than 3 months.

 . As of August 17, 2000 the auto loans in the pool are expected to have an aggregate principal balance of approximately $550,000,000.

Pre-Funding Feature

Approximately $550,000,000 of the proceeds of the notes will be held by Bank One in a pre-funding account, and will be used to purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before October 31, 2000, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.

The Insurance Policy

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

Mandatory Redemption

 . Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on October 31, 2000. The principal amount of each class of notes to be redeemed will be an amount equal to that class's pro rata share of the remaining amount.

 . The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par.
   The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

Federal Income Tax Consequences

For federal income tax purposes:

 . Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as debt and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as debt.

 .  Interest on the notes will be taxable as ordinary income

   - when received by a holder using the cash method of accounting, and

   - when accrued by a holder using the accrual method of accounting.

 .  Dewey Ballantine LLP has prepared the discussion under "Material Federal
   Income Tax Consequences" in the prospectus supplement and "Material Tax Considerations" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:

  Class                Rating
---------     ---------------------------
                S&P           Moody's
              ----------      -----------
A-1             A-1+            P-1
A-2             AAA             Aaa
A-3             AAA             Aaa
A-4             AAA             Aaa

The initial automobile loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:


                  Composition of the Initial Automobile Loans
                     as of the Statistical Calculation Date

                                                       New                        Used                       Total
                                                ----------------             ---------------            ----------------
Aggregate Principal Balance(1)                    $163,958,339.95             410,663,676.95            $574,622,016.90

Number of Automobile Loans                                  9,415                     29,323                     38,738

Percent of Aggregate Principal Balance                     28.53%                     71.47%                    100.00%

Average Principal Balance                         $     17,414.59            $     14,004.83            $     14,833.55
  Range of Principal Balances           ($3,640.89 to $58,902.64)    ($507.03 to $45,199.74)    ($507.03 to $58,902.64)

Weighted Average APR(1)                                    18.04%                     19.84%                     19.33%
  Range of APRs                                 ( 9.95% to 27.00%)         (11.95% to 29.99%)         ( 9.95% to 29.99%)

Weighted Average Remaining Term                         63 months                  59 months                  60 months
  Range of Remaining Terms                       (11 to 72 months)          ( 3 to 72 months)          ( 3 to 72 months)

Weighted Average Original  Term                         63 months                  60 months                  61 months
  Range of Original Terms                        (12 to 72 months)          (12 to 72 months)          (12 to 72 months)

_________________________
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans' aggregate yield on the aggregate principal balance.

              Distribution of the Initial Automobile Loans by APR
                    as of the Statistical Calculation Date


 Distribution of the
 Initial Automobile
 Loans by APR as of the               Aggregate                 % of Aggregate          Number of
 Statistical                          Principal                  Principal              Automobile           % of Total Number of
 Calculation Date                     Balance(1)                Balance(2)                Loans               Automobile Loans(2)
------------------------           ---------------              ---------------         ----------          ---------------------
  9.000 to 10.999                  $     15,399.02                   0.00%                      1                       0.00%
11.000 to 11.999                         61,353.27                   0.01                       4                       0.01
12.000 to 12.999                     11,028,817.65                   1.92                     655                       1.69
13.000 to 13.999                      6,498,231.41                   1.13                     341                       0.88
14.000 to 14.999                     16,535,346.24                   2.88                     892                       2.30
15.000 to 15.999                     20,939,632.30                   3.64                   1,124                       2.90
16.000 to 16.999                     58,394,337.34                  10.16                   3,317                       8.56
17.000 to 17.999                    116,345,835.91                  20.25                   7,155                      18.47
18.000 to 18.999                     66,317,724.45                  11.54                   4,293                      11.08
19.000 to 19.999                     47,095,198.68                   8.20                   3,122                       8.06
20.000 to 20.999                     71,474,022.21                  12.44                   5,231                      13.50
21.000 to 21.999                     64,249,916.52                  11.18                   4,692                      12.11
22.000 to 22.999                     35,884,654.81                   6.24                   2,716                       7.01
23.000 to 23.999                     39,648,901.18                   6.90                   3,298                       8.51
24.000 to 24.999                     16,510,302.14                   2.87                   1,539                       3.97
25.000 to 25.999                      2,645,611.58                   0.46                     250                       0.65
26.000 to 26.999                        570,388.51                   0.10                      61                       0.16
27.000 to 27.999                        247,522.64                   0.04                      27                       0.07
28.000 to 28.999                        100,802.78                   0.02                      10                       0.03
29.000 to 29.999                         58,018.26                   0.01                      10                       0.03
                                   ---------------            ----------------        ---------------------   ---------------------
 Total:                            $574,622,016.90                 100.00%                 38,738                     100.00%
                                   ===============            ================        =====================   =====================

(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.

      Distribution of the Initial Automobile Loans by Geographic Location of Obligor as of the Statistical Calculation Date

                                   Aggregate                     % of Aggregate
                                   Principal                       Principal             Number of             % of Total Number of
    State                          Balance(1)                      Balance(2)         Automobile Loans          Automobile Loans(2)
-----------------            ----------------------             ----------------      ----------------         --------------------
Alabama                         $  9,534,236.06                        1.66%                657                       1.70%
Arizona                           21,450,819.28                        3.73               1,462                       3.77
California                        62,251,029.18                       10.83               3,965                      10.24
Colorado                           7,542,796.21                        1.31                 513                       1.32
Connecticut                        5,927,412.14                        1.03                 417                       1.08
Delaware                           2,778,930.75                        0.48                 182                       0.47
Florida                           47,501,914.53                        8.27               3,197                       8.25
Georgia                           19,510,976.98                        3.40               1,243                       3.21
Illinois                          23,810,289.20                        4.14               1,600                       4.13
Indiana                           12,278,976.31                        2.14                 855                       2.21
Iowa                               3,249,896.06                        0.57                 236                       0.61
Kansas                             4,155,086.56                        0.72                 283                       0.73
Kentucky                           7,787,556.45                        1.36                 542                       1.40
Louisiana                         11,663,746.88                        2.03                 759                       1.96
Maryland                          10,503,267.72                        1.83                 690                       1.78
Massachusetts                      8,094,454.86                        1.41                 601                       1.55
Michigan                          18,187,439.25                        3.17               1,224                       3.16
Minnesota                          8,528,850.09                        1.48                 581                       1.50
Mississippi                        4,542,995.18                        0.79                 290                       0.75
Missouri                           7,814,683.53                        1.36                 544                       1.40
Nevada                             8,007,354.40                        1.39                 551                       1.42
New Hampshire                      2,203,479.44                        0.38                 167                       0.43
New Jersey                        16,956,949.52                        2.95               1,153                       2.98
New Mexico                         3,295,791.54                        0.57                 219                       0.57
New York                          25,019,327.03                        4.35               1,772                       4.57
North Carolina                    16,277,902.65                        2.83               1,103                       2.85
Ohio                              25,594,251.75                        4.45               1,826                       4.71
Oklahoma                           4,937,159.27                        0.86                 364                       0.94
Pennsylvania                      32,836,902.95                        5.71               2,360                       6.09
Rhode Island                       2,261,779.39                        0.39                 168                       0.43
South Carolina                     7,597,507.71                        1.32                 472                       1.22
Tennessee                         10,043,345.35                        1.75                 691                       1.78
Texas                             72,807,545.37                       12.67               4,525                      11.68
Utah                               2,936,475.55                        0.51                 215                       0.56
Virginia                          14,870,382.49                        2.59               1,011                       2.61
Washington                         8,650,045.89                        1.51                 619                       1.60
West Virginia                      4,051,556.31                        0.71                 290                       0.75
Wisconsin                          8,968,637.93                        1.56                 632                       1.63
Other(3)                          10,190,265.14                        1.78                 759                       1.96
                             ----------------------             ----------------      ----------------         --------------------

Total:                          $574,622,016.90                      100.00%             38,738                     100.00%
                             ======================             ================      ================         ====================


(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with aggregate principal balances less than $2,000,000.

Yield and Prepayment Considerations

     Prepayments can be made on any of the auto loans at any time.   If
prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

     The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

 . the issuing trust includes three pools of auto loans with the characteristics set forth in the following table;

 . all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

 . each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

 . the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

 .  interest accrues on the notes at the following assumed coupon rates: Class A-
   1 Notes, 6.750%; Class A-2 Notes, 6.970%; Class A-3 Notes, 7.040%; and Class A-4 Notes, 6.840%;

 .  payments on the notes are made on the fifth day of each month;

 .  the notes are purchased on August 23, 2000;

 . the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

 . the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

 . all of the pre-funding account money is used to purchase additional auto loans;

 . AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

 . accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

 . the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.


                                                                          Remaining
                 Aggregate                                                Term to
                Principal                              Assumed            Maturity            Seasoning
   Pool      Principal Balance        Gross APR       Cutoff Date        (in Months)         (in Months)
---------    ------------------    -------------    ---------------     ------------        -------------
     1          $  550,000,000          19.330%         9/1/2000               60                1
     2          $  275,000,000          19.330%        10/1/2000               61                0
     3          $  275,000,000          19.330%       10/31/2000               61                0
                --------------
   Total        $1,100,000,000
                ==============

     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

     . multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

     .  adding the results, and

     .  dividing the sum by the related initial principal amount of the note.

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                             Class A-1 Notes             Class A-2 Notes
                                        -------------------------- ---------------------------
Distribution Date                       0.00%  1.00%  1.70%  2.50%  0.00%  1.00%  1.70%  2.50%
-----------------                       ----   ----   ----   ----   -----  -----  -----  -----
Closing Date                             100    100    100    100    100    100    100    100
05-Oct-00                                 97     94     91     89    100    100    100    100
05-Nov-00                                 89     81     75     69    100    100    100    100
05-Dec-00                                 77     63     53     41    100    100    100    100
05-Jan-01                                 66     45     31     15    100    100    100    100
05-Feb-01                                 54     28      9      0    100    100    100     95
05-Mar-01                                 42     10      0      0    100    100     94     82
05-Apr-01                                 30      0      0      0    100     97     85     71
05-May-01                                 18      0      0      0    100     89     75     59
05-Jun-01                                  5      0      0      0    100     81     65     48
05-Jul-01                                  0      0      0      0     97     73     56     36
05-Aug-01                                  0      0      0      0     91     65     46     26
05-Sep-01                                  0      0      0      0     85     58     40     18
05-Oct-01                                  0      0      0      0     82     53     33     10
05-Nov-01                                  0      0      0      0     79     48     26      2
05-Dec-01                                  0      0      0      0     75     43     20      0
05-Jan-02                                  0      0      0      0     72     38     14      0
05-Feb-02                                  0      0      0      0     69     33      7      0
05-Mar-02                                  0      0      0      0     65     28      1      0
05-Apr-02                                  0      0      0      0     62     23      0      0
05-May-02                                  0      0      0      0     58     18      0      0
05-Jun-02                                  0      0      0      0     55     13      0      0
05-Jul-02                                  0      0      0      0     51      8      0      0
05-Aug-02                                  0      0      0      0     47      3      0      0
05-Sep-02                                  0      0      0      0     43      0      0      0
05-Oct-02                                  0      0      0      0     39      0      0      0
05-Nov-02                                  0      0      0      0     36      0      0      0
05-Dec-02                                  0      0      0      0     32      0      0      0
05-Jan-03                                  0      0      0      0     28      0      0      0
05-Feb-03                                  0      0      0      0     23      0      0      0
05-Mar-03                                  0      0      0      0     19      0      0      0
05-Apr-03                                  0      0      0      0     15      0      0      0
05-May-03                                  0      0      0      0     11      0      0      0
05-Jun-03                                  0      0      0      0      6      0      0      0
05-Jul-03                                  0      0      0      0      2      0      0      0
05-Aug-03                                  0      0      0      0      0      0      0      0
05-Sep-03                                  0      0      0      0      0      0      0      0
05-Oct-03                                  0      0      0      0      0      0      0      0
05-Nov-03                                  0      0      0      0      0      0      0      0
05-Dec-03                                  0      0      0      0      0      0      0      0
05-Jan-04                                  0      0      0      0      0      0      0      0
05-Feb-04                                  0      0      0      0      0      0      0      0
05-Mar-04                                  0      0      0      0      0      0      0      0
05-Apr-04                                  0      0      0      0      0      0      0      0
05-May-04                                  0      0      0      0      0      0      0      0
05-Jun-04                                  0      0      0      0      0      0      0      0
05-Jul-04                                  0      0      0      0      0      0      0      0
05-Aug-04                                  0      0      0      0      0      0      0      0
05-Sep-04                                  0      0      0      0      0      0      0      0
05-Oct-04                                  0      0      0      0      0      0      0      0
05-Nov-04                                  0      0      0      0      0      0      0      0
05-Dec-04                                  0      0      0      0      0      0      0      0
05-Jan-05                                  0      0      0      0      0      0      0      0
05-Feb-05                                  0      0      0      0      0      0      0      0
05-Mar-05                                  0      0      0      0      0      0      0      0
05-Apr-05                                  0      0      0      0      0      0      0      0
05-May-05                                  0      0      0      0      0      0      0      0
05-Jun-05                                  0      0      0      0      0      0      0      0
05-Jul-05                                  0      0      0      0      0      0      0      0

Weighted Average Life (years).          0.51   0.38   0.33   0.29   1.90   1.26   1.00   0.82

           PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                           Class A-3 Notes             Class A-4 Notes
                                      --------------------------  --------------------------
Distribution Date                     0.00%  1.00%  1.70%  2.50%  0.00%  1.00%  1.70%  2.50%
-----------------                     -----  -----  -----  -----  -----  -----  -----  -----
Closing Date                           100    100    100    100    100    100    100    100
05-Oct-00                              100    100    100    100    100    100    100    100
05-Nov-00                              100    100    100    100    100    100    100    100
05-Dec-00                              100    100    100    100    100    100    100    100
05-Jan-01                              100    100    100    100    100    100    100    100
05-Feb-01                              100    100    100    100    100    100    100    100
05-Mar-01                              100    100    100    100    100    100    100    100
05-Apr-01                              100    100    100    100    100    100    100    100
05-May-01                              100    100    100    100    100    100    100    100
05-Jun-01                              100    100    100    100    100    100    100    100
05-Jul-01                              100    100    100    100    100    100    100    100
05-Aug-01                              100    100    100    100    100    100    100    100
05-Sep-01                              100    100    100    100    100    100    100    100
05-Oct-01                              100    100    100    100    100    100    100    100
05-Nov-01                              100    100    100    100    100    100    100    100
05-Dec-01                              100    100    100     91    100    100    100    100
05-Jan-02                              100    100    100     80    100    100    100    100
05-Feb-02                              100    100    100     69    100    100    100    100
05-Mar-02                              100    100    100     59    100    100    100    100
05-Apr-02                              100    100     93     48    100    100    100    100
05-May-02                              100    100     85     38    100    100    100    100
05-Jun-02                              100    100     76     28    100    100    100    100
05-Jul-02                              100    100     68     18    100    100    100    100
05-Aug-02                              100    100     60      9    100    100    100    100
05-Sep-02                              100     97     52      0    100    100    100    100
05-Oct-02                              100     90     44      0    100    100    100     92
05-Nov-02                              100     83     36      0    100    100    100     84
05-Dec-02                              100     76     28      0    100    100    100     76
05-Jan-03                              100     70     21      0    100    100    100     69
05-Feb-03                              100     63     14      0    100    100    100     62
05-Mar-03                              100     56      6      0    100    100    100     55
05-Apr-03                              100     50      0      0    100    100     99     48
05-May-03                              100     43      0      0    100    100     93     42
05-Jun-03                              100     37      0      0    100    100     88     36
05-Jul-03                              100     30      0      0    100    100     82      0
05-Aug-03                               96     24      0      0    100    100     76      0
05-Sep-03                               90     18      0      0    100    100     71      0
05-Oct-03                               83     11      0      0    100    100     66      0
05-Nov-03                               76      5      0      0    100    100     61      0
05-Dec-03                               70      0      0      0    100     99     56      0
05-Jan-04                               63      0      0      0    100     94     51      0
05-Feb-04                               56      0      0      0    100     89     46      0
05-Mar-04                               48      0      0      0    100     84     42      0
05-Apr-04                               41      0      0      0    100     78     38      0
05-May-04                               34      0      0      0    100     73     34      0
05-Jun-04                               26      0      0      0    100     68      0      0
05-Jul-04                               19      0      0      0    100     64      0      0
05-Aug-04                               11      0      0      0    100     59      0      0
05-Sep-04                                3      0      0      0    100     54      0      0
05-Oct-04                                0      0      0      0     96     49      0      0
05-Nov-04                                0      0      0      0     89     45      0      0
05-Dec-04                                0      0      0      0     81     40      0      0
05-Jan-05                                0      0      0      0     74     36      0      0
05-Feb-05                                0      0      0      0     66      0      0      0
05-Mar-05                                0      0      0      0     59      0      0      0
05-Apr-05                                0      0      0      0     51      0      0      0
05-May-05                                0      0      0      0     43      0      0      0
05-Jun-05                                0      0      0      0     35      0      0      0
05-Jul-05                                0      0      0      0      0      0      0      0

Weighted Average Life (years)         3.55   2.66   2.10   1.65   4.61   4.06   3.37   2.59

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit's portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan.

                            Delinquency Experience

Financed vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                                    At June 30,
                               ------------------------------------------------------------------------------------------
                                           2000                      1999                                 1998
                                --------------------------   -----------------------         ----------------------------
                                 Number of                   Number of                        Number of
                                 Contracts         Amount    Contracts       Amount           Contracts            Amount
                                 ---------     -----------   ---------    -----------         ---------          ---------
Portfolio at end of                568,099      $6,649,981    366,262       $4,105,468         213,549          $2,302,516
 period(1)
Period of Delinquency(2)
 31-60 days(3)                      39,793      $  445,797     25,423       $  277,592          12,259          $  126,012
 61-90 days                          9,944         110,521      5,230           53,487           2,545              25,847
 91 days or more                     3,878          40,103      2,007           20,026           3,891              33,328
                                 ---------     -----------   ---------     -----------         ---------          ---------
Total Delinquencies                 53,615       $ 596,421     32,660       $  351,105          18,695          $  185,187
Repossessed Assets                   3,723          42,764      3,207           37,773           1,732              18,818
                                 ---------     -----------   ---------     -----------         ---------          ---------
Total Delinquencies and             57,338         639,185     35,867          388,878          20,427             204,005
                                 =========     ===========   =========     ===========         =========          =========
 Repossessed Assets
Total Delinquencies as a
 Percentage of the
 Portfolio                             9.4%            9.0%       8.9%             8.6%            8.8%                8.1%
Total Repossessed Assets
 as a Percentage of the
 Portfolio                             0.7%            0.6%       0.9%             0.9%            0.8%                0.9%
                                 ---------      -----------   ---------     -----------         ---------         ---------
Total Delinquencies and
 Repossessed Assets as a
 Percentage of the
 Portfolio                          10.1%             9.6%        9.8%             9.5%            9.6%                8.9%
                                  =========      ===========   ========      ===========         =========         =========


____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3) Amounts shown do not include loans which are less than 31 days delinquent. Loan Loss Experience

                             Loan Loss Experience

                                                                 Fiscal Year Ended
                                                                     June 30,
                                                                 ------------------
                                                   2000               1999               1998
                                                ----------         ----------         ----------
Period-End Principal Outstanding(1)             $6,649,981         $4,105,468         $2,302,516
Average Month-End Amount
 Outstanding During Period(1)                    5,334,580          3,129,463          1,649,416
Net Charge-Offs(2)                                 214,276            147,344             88,002
Net Charge-Offs as a Percentage of
 Period-End Principal Outstanding                      3.2%               3.6%               3.8%
Net Charge-Offs as a Percent of Average
 Month-End Amount Outstanding                          4.0%               4.7%               5.3%

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.